Exhibit 99.2

Supplemental Operating and Financial Data Second Quarter 2015

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Capital Expenditures	23
Property Net Operating Income (NOI)	8
		Transaction Activity	24
Reconciliation
FFO & AFFO	9	Loan Portfolio of Secured Real Estate	25
EBITDA	10
Property NOI	11	Net Asset Value Components	26

Debt Summary	12	Appendix: Definitions of Non-GAAP Measures
		FFO	27
Capital Analysis	13	EBITDA and NOI	28
		AFFO	29
Owned and Managed Portfolio Overview	14-17

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, uncertainties relating to fiscal policy, changes in government regulations, regulatory uncertainty, geopolitical events, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

June 30, 2015	2

Company Overview

Overview

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE MKT: FSP) is investing in institutional-quality office properties in the U.S. FSP’s strategy is to invest in select urban infill and central business district (CBD) properties, with primary emphasis on our top five markets of Atlanta, Dallas, Denver, Houston, and Minneapolis. FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income. FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

Our Business

As of June 30, 2015, the Company owned and operated a portfolio of real estate consisting of 36 properties, managed 9 Sponsored REITs and held five promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

Management Team

George J. Carter	Scott H. Carter
President, Chief Executive Officer	Executive Vice President, General
Chairman of the Board	Counsel and Secretary

John G. Demeritt	Jeffrey B. Carter
Executive Vice President, Chief	Executive Vice President and
Financial Officer & Treasurer	Chief Investment Officer

Janet Notopoulos	Eriel Anchando
Executive Vice President and Director	Senior Vice President of
Operations

Inquiries

Inquires should be directed to: Georgia Touma

877-686-9496 or InvestorRelations@franklinstreetproperties.com

Snapshot (as of June 30, 2015)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	36
Total Square Feet	9.6 Million
Trading Symbol	FSP
Exchange	NYSE MKT
Common Shares Outstanding	100,187,405
Quarterly Dividend	$0.19
Dividend Yield	6.7%
Total Market Capitalization	$2.1 Billion
Insider Holdings	5.1%

June 30, 2015	3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14
Income Items:
Rental revenue	$58,801	$59,013	$61,022	$59,728	$60,994
Total revenue	60,233	60,507	62,489	61,190	62,741
Adjusted EBITDA*	32,642	31,097	33,182	33,973	34,359
Equity in losses of non-consolidated REITs	(38)	(322)	(269)	(455)	(552)
Net income	3,903	12,533	4,295	1,567	3,713
FFO*	27,188	25,672	27,525	27,904	28,254

Per Share Data:
EPS	$0.04	$0.13	$0.04	$0.02	$0.04
FFO*	$0.27	$0.26	$0.27	$0.28	$0.28
Weighted Average Shares (diluted)	100,187	100,187	100,187	100,187	100,187
Closing share price	$11.31	$12.82	$12.27	$11.22	$12.58
Dividend	$0.19	$0.19	$0.19	$0.19	$0.19
Payout Ratio:	70%	74%	69%	68%	67%

Balance Sheet Items:
Real estate, net	$1,539,343	$1,486,897	$1,524,307	$1,542,012	$1,549,963
Other assets, net	400,758	402,515	412,083	425,305	438,634
Total assets, net	1,940,101	1,889,412	1,936,390	1,967,317	1,988,597
Total liabilities, net	984,555	921,082	956,743	968,948	975,853
Shareholders' equity	955,546	968,330	979,647	998,369	1,012,744

Market Capitalization and Debt:
Total Market Capitalization (a)	$2,053,120	$2,144,403	$2,117,299	$2,029,103	$2,176,858
Total debt outstanding	920,000	860,000	888,000	905,000	916,500
Debt to Total Market Capitalization	44.8%	40.1%	41.9%	44.6%	42.1%
Debt to Adjusted EBITDA	7.0	6.9	6.7	6.7	6.7

Owned Portfolio Leasing Statistics:
Owned portfolio assets	36	36	38	39	39
Portfolio total SF	9,639,740	9,310,131	9,580,057	9,690,361	9,686,215
Portfolio % leased	90.6%	90.4%	92.8%	93.3%	94.1%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
*	See pages 9 & 10 for reconciliations of Net Income to FFO and Adjusted EBITDA, respectively, and the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

June 30, 2015	4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

			For the Six					For the
	For the Three Months Ended		Months Ended	For the Three Months Ended				Year Ended
	31-Mar-15	30-Jun-15	30-Jun-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14

Revenue:
Rental	$59,013	$58,801	$117,814	$61,597	$60,994	$59,728	$61,022	$243,341
Related party revenue:
Management fees and interest income from loans	1,473	1,412	2,885	1,643	1,671	1,462	1,465	6,241
Other	21	20	41	23	76	—	2	101
Total revenue	60,507	60,233	120,740	63,263	62,741	61,190	62,489	249,683

Expenses:
Real estate operating expenses	15,356	14,644	30,000	15,071	14,995	15,632	16,334	62,032
Real estate taxes and insurance	10,048	9,469	19,517	9,251	9,763	8,555	9,288	36,857
Depreciation and amortization	22,672	23,207	45,879	24,300	23,563	24,878	23,174	95,915
Selling, general and administrative	3,691	3,401	7,092	3,272	3,148	3,071	3,492	12,983
Interest	6,187	6,365	12,552	7,176	6,891	6,883	6,483	27,433
Total expenses	57,954	57,086	115,040	59,070	58,360	59,019	58,771	235,220

Income before interest income, equity in losses of non-consolidated REITs and taxes	2,553	3,147	5,700	4,193	4,381	2,171	3,718	14,463
Interest income	1	—	1	1	1	—	1	3
Equity in losses of non-consolidated REITs	(322)	(38)	(360)	(484)	(552)	(455)	(269)	(1,760)
Gain on sale of properties, less applicable income tax	10,462	948	11,410	—	—	—	940	940

Income before taxes on income	12,694	4,057	16,751	3,710	3,830	1,716	4,390	13,646
Income tax expense	161	154	315	137	117	149	95	498

Net income	$12,533	$3,903	$16,436	$3,573	$3,713	$1,567	$4,295	$13,148

Weighted average number of shares outstanding,
basic and diluted	100,187	100,187	100,187	100,187	100,187	100,187	100,187	100,187

Net income per share, basic and diluted	$0.13	$0.04	$0.16	$0.04	$0.04	$0.02	$0.04	$0.13

June 30, 2015	5

Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	March 31,	June 30,	September 30,	December 31,
	2015	2015	2014	2014	2014	2014
Assets:
Real estate assets:
Land	$174,707	$180,271	$185,479	$185,479	$185,479	$183,930
Buildings and improvements	1,581,524	1,636,444	1,605,808	1,609,747	1,613,699	1,604,984
Fixtures and equipment	1,724	1,800	1,296	1,395	1,633	1,677
	1,757,955	1,818,515	1,792,583	1,796,621	1,800,811	1,790,591
Less accumulated depreciation	271,058	279,172	234,447	246,658	258,799	266,284
Real estate assets, net	1,486,897	1,539,343	1,558,136	1,549,963	1,542,012	1,524,307

Acquired real estate leases, net	124,337	126,926	172,262	161,519	149,019	138,714
Investment in non-consolidated REITs	78,228	78,164	79,983	79,405	78,907	78,611
Cash and cash equivalents	14,945	15,841	20,031	18,455	15,930	7,519
Restricted cash	56	48	688	728	707	742
Tenant rent receivables, net	4,587	2,886	6,035	2,867	2,865	4,733
Straight-line rent receivable, net	45,498	46,168	44,392	46,021	46,737	47,021
Prepaid expenses and other assets	14,114	9,658	9,954	9,716	9,768	10,901
Related party mortgage loan receivable	93,641	93,641	101,916	88,436	88,436	93,641
Other assets: derivative asset	774	918	4,801	2,626	4,582	3,020
Deferred leasing commissions, net	26,335	26,508	27,477	28,861	28,354	27,181
Total assets	$1,889,412	$1,940,101	$2,025,675	$1,988,597	$1,967,317	$1,936,390

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$240,000	$300,000	$316,500	$296,500	$285,000	$268,000
Term loan payable	620,000	620,000	620,000	620,000	620,000	620,000
Accounts payable and accrued expenses	36,065	39,199	34,390	34,590	40,228	42,561
Accrued compensation	1,241	2,327	1,027	2,052	2,863	3,758
Tenant security deposits	4,019	4,315	4,258	4,259	4,331	4,248
Other liabilities: derivative termination value	9,836	7,632	3,825	5,985	4,847	7,268
Acquired unfavorable real estate leases, net	9,921	11,082	13,273	12,467	11,679	10,908
Total liabilities	921,082	984,555	993,273	975,853	968,948	956,743

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—
Common stock	10	10	10	10	10	10
Additional paid-in capital	1,273,556	1,273,556	1,273,556	1,273,556	1,273,556	1,273,556
Accumulated other comprehensive income (loss)	(9,062)	(6,714)	976	(3,359)	(265)	(4,248)
Accumulated distributions in excess of accumulated earnings	(296,174)	(311,306)	(242,140)	(257,463)	(274,932)	(289,671)
Total stockholders’ equity	968,330	955,546	1,032,402	1,012,744	998,369	979,647
Total liabilities and stockholders’ equity	$1,889,412	$1,940,101	$2,025,675	$1,988,597	$1,967,317	$1,936,390

June 30, 2015	6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Six Months ended June 30,		Twelve Months ended December 31
	2015	2014	2014	2013

Cash flows from operating activities:
Net income	$16,436	$7,286	$13,148	$19,827
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	46,913	48,854	97,916	81,267
Amortization of above market lease	(32)	63	635	(365)
Gain on sale of properties, less applicable income tax	(11,410)	—	(940)	(2,158)
Equity in earnings (losses) from non-consolidated REITs	360	1,036	1,760	1,358
Increase in allowance for doubtful accounts	(75)	125	275	(1,250)
Changes in operating assets and liabilities:
Restricted cash	694	(85)	(99)	(68)
Tenant rent receivables	1,922	2,110	94	(2,103)
Straight-line rents	(643)	(3,323)	(4,737)	(5,782)
Lease acquisition costs	(231)	(437)	(440)	(1,146)
Prepaid expenses and other assets	196	503	700	(1,547)
Accounts payable and accrued expenses	(4,306)	(8,405)	206	11,137
Accrued compensation	(1,431)	(933)	773	445
Tenant security deposits	66	232	222	1,538
Payment of deferred leasing commissions	(2,737)	(3,908)	(6,347)	(9,125)

Net cash provided by operating activities	45,722	43,118	103,166	92,028

Cash flows from investing activities:
Property acquisitions	(66,104)		—	(454,447)
Acquired real estate leases	(10,604)		—	(100,143)
Property improvements, fixtures and equipment	(10,333)	(7,578)	(18,370)	(19,120)
Office computers and furniture			(191)	(355)
Investment in non-consolidated REITs	—	—	—	4,858
Distributions in excess of earnings from non-consolidated REITs	54	54	107	108
Investment in related party mortgage loan receivable	—	(2,570)	(11,170)	(8,200)
Repayment of related party mortgage loan receivable	—	13,880	17,275	2,350
Changes in deposits on real estate assets	—	—	—	—
Proceeds received on sales of real estate assets	55,659	—	14,192	12,301

Net cash provided by (used in) investing activities	(31,328)	3,786	1,843	(562,648)

Cash flows from financing activities:
Distributions to stockholders	(38,072)	(38,072)	(76,142)	(69,588)
Proceeds (costs) from equity offering, net	—	—	—	230,682
Borrowings under bank note payable	95,000	10,000	15,000	160,000
Repayments of bank note payable	(63,000)	(20,000)	(53,500)	(70,250)
Borrowing (repayment) of term loan payable, net	—	—	—	220,000
Deferred Financing Costs	—	—	(2,471)	(1,868)

Net cash provided by (used in) financing activities	(6,072)	(48,072)	(117,113)	468,976

Net decreases in cash and cash equivalents	8,322	(1,168)	(12,104)	(1,644)

Cash and cash equivalents, beginning of period	7,519	19,623	19,623	21,267

Cash and cash equivalents, end of period	$15,841	$18,455	$7,519	$19,623

June 30, 2015	7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable			Six Months			Six Months
	Square Feet	Three Months Ended		Ended	Three Months Ended		Ended	Inc	%
Region	or RSF	31-Mar-15	30-Jun-15	30-Jun-15	31-Mar-14	30-Jun-14	30-Jun-14	(Dec)	Change
East	1,333	$4,736	$4,648	$9,384	$4,577	$4,655	$9,232	$152	1.6%
MidWest	1,530	3,469	3,563	7,032	4,586	4,541	9,127	(2,095)	-23.0%
South	4,026	15,781	15,995	31,776	16,796	16,183	32,979	(1,203)	-3.6%
West	2,309	8,216	8,571	16,787	9,388	9,290	18,678	(1,891)	-10.1%
Same Store	9,198	32,202	32,777	64,979	35,347	34,669	70,016	(5,037)	-7.2%

Acquisitions	442	—	1,057	1,057	—	—	—	1,057	1.5%
Property NOI from
the continuing portfolio	9,640	32,202	33,834	66,036	35,347	34,669	70,016	(3,980)	-5.7%
Dispositions		822	61	883	1,226	1,257	2,483	(1,600)	-2.1%
Property NOI		$33,024	$33,895	$66,919	$36,573	$35,926	$72,499	$(5,580)	-7.7%

Same Store		$32,202	$32,777	$64,979	$35,347	$34,669	$70,016	$(5,037)	-7.2%

Less Nonrecurring
Items in NOI (a)		75	81	156	707	287	994	(838)	1.1%

Comparative
Same Store		$32,127	$32,696	$64,823	$34,640	$34,382	$69,022	$(4,199)	-6.1%

(a)	Nonrecurring Items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.
*	See page 11 for a reconciliation of Net Income to Property NOI and the Appendix for Definitions of Non-GAAP Measures beginning on page 27. Property NOI Excludes NOI from investments in and interest income from secured loans to non-consolidated REITs.

June 30, 2015	8

FFO & AFFO Reconciliation (in thousands, except per share amounts)

			For the					For the
			Six Months					Year
	For the Three Months Ended		Ended	For the Three Months Ended				Ended
	31-Mar-15	30-Jun-15	30-Jun-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14

Net income	$12,533	$3,903	$16,436	$3,573	$3,713	$1,567	$4,295	$13,148

Gain (loss) on sale, less applicable income tax	(10,462)	(948)	(11,410)	—	—	—	(940)	(940)
GAAP income from non-consolidated REITs	322	38	360	484	552	455	269	1,760
FFO from non-consolidated REITs	601	885	1,486	419	351	508	652	1,930
Depreciation & amortization	22,678	23,168	45,846	24,289	23,638	25,374	23,249	96,550
NAREIT FFO*	25,672	27,046	52,718	28,765	28,254	27,904	27,525	112,448
Acquisition costs	—	142	142	14	—	—	—	14
Funds From Operations (FFO)*	$25,672	$27,188	$52,860	$28,779	$28,254	$27,904	$27,525	$112,462

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$25,672	$27,188	$52,860	$28,779	$28,254	$27,904	$27,525	$112,462
Reverse FFO from non-consolidated REITs	(601)	(885)	(1,486)	(419)	(351)	(508)	(652)	(1,930)
Distributions from non-consolidated REITs	27	27	54	27	27	27	26	107
Amortization of deferred financing costs	517	517	1,034	499	499	498	506	2,002
Straight-line rent	(69)	(574)	(643)	(1,783)	(1,541)	(714)	(698)	(4,736)
Tenant improvements	(2,936)	(3,420)	(6,356)	(1,132)	(1,837)	(2,612)	(4,244)	(9,825)
Leasing commissions	(830)	(1,539)	(2,369)	(1,080)	(2,786)	(577)	(1,405)	(5,848)
Non-investment capex	(643)	(1,418)	(2,061)	(364)	(1,621)	(700)	(851)	(3,536)
Adjusted Funds From Operations (AFFO)*	$21,137	$19,896	$41,033	$24,527	$20,644	$23,318	$20,207	$88,696

Per Share Data:
EPS	$0.13	$0.04	$0.16	$0.04	$0.04	$0.02	$0.04	$0.13
FFO*	0.26	0.27	0.53	0.29	0.28	0.28	0.27	1.12
AFFO*	0.21	0.20	0.41	0.24	0.21	0.23	0.20	0.89

Weighted Average Shares (basic and diluted)	100,187	100,187	100,187	100,187	100,187	100,187	100,187	100,187

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

June 30, 2015	9

EBITDA Reconciliation (in thousands, except ratio amounts)

			Six Months
	For the Three Months Ended		Ended	For the Three Months Ended				Year Ended
	31-Mar-15	30-Jun-15	30-Jun-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14

Net income	$12,533	$3,903	$16,436	$3,573	$3,713	$1,567	$4,295	$13,148
Interest expense	6,187	6,365	12,552	7,176	6,891	6,883	6,483	27,433
Depreciation and amortization	22,678	23,168	45,846	24,289	23,638	25,374	23,249	96,550
Income taxes	161	154	315	137	117	149	95	498
EBITDA	41,559	33,590	75,149	35,175	34,359	33,973	34,122	137,629
Excluding (gain) loss on sale, less applicable income tax	(10,462)	(948)	(11,410)	—	—	—	(940)	(940)
Adjusted EBITDA	$31,097	$32,642	$63,739	$35,175	$34,359	$33,973	$33,182	$136,689

Interest expense	$6,187	$6,365	$12,552	$7,176	$6,891	$6,883	$6,483	$27,433
Scheduled principal payments	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$6,187	$6,365	$12,552	$7,176	$6,891	$6,883	$6,483	$27,433

Interest coverage ratio	5.03	5.13	5.08	4.90	4.99	4.94	5.12	4.98

Debt service coverage ratio	5.03	5.13	5.08	4.90	4.99	4.94	5.12	4.98

Debt	$860,000	$920,000	$920,000	$936,500	$916,500	$905,000	$888,000

Adjusted EBITDA	31,097	32,642	63,739	35,175	34,359	33,973	33,182
Annualized	124,388	130,568	127,478	140,700	137,436	135,892	132,728

Debt-to-EBITDA	6.9	7.0	7.2	6.7	6.7	6.7	6.7

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27. Amounts in the EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization , income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs , which are accounted for under the equity method.

June 30, 2015	10

Reconciliation of Net Income to Property NOI* (in thousands)

Reconciliation to Net income			Six Months			Six Months
	Three Months Ended		Ended	Three Months Ended		Ended
	31-Mar-15	30-Jun-15	30-Jun-15	31-Mar-14	30-Jun-14	30-Jun-14
Net Income	$12,533	$3,903	$16,436	$3,573	$3,713	$7,286
Add (deduct):
Gain on sale of properties,less applicable income taxes	(10,462)	(948)	(11,410)	—	—	—
Loss provision or (gain) on sale of assets	—	—	—	—	—	—
Management fee income	(643)	(559)	(1,202)	(646)	(682)	(1,328)
Depreciation and amortization	22,672	23,207	45,879	24,300	23,563	47,863
Amortization of above/below market leases	6	(39)	(33)	(11)	74	63
Selling, general and administrative	3,691	3,401	7,092	3,272	3,148	6,420
Interest expense	6,187	6,365	12,552	7,176	6,891	14,067
Interest income	(1,262)	(1,278)	(2,540)	(1,410)	(1,408)	(2,818)
Equity in losses of
non-consolidated REITs	322	38	360	484	552	1,036
Non-property specific items, net	(20)	(195)	(215)	(165)	75	(90)

Property NOI	$33,024	$33,895	$66,919	$36,573	$35,926	$72,499

* See the Appendix for Definition of Non-GAAP Measures beginning on page 27.

June 30, 2015	11

Debt Summary (in thousands)

		Maximum	Amount	Interest	Interest
	Maturity	Amount	Drawn at	Rate	Rate at	Facility
	Date	of Loan	30-Jun-15	Components	30-Jun-15	Fee

BAML Revolver	29-Oct-18	$500,000	$300,000	L+1.25%	1.43%	0.25%
BAML Term Loan	27-Sep-17	400,000	400,000	0.75% + 1.45%	2.20%
BMO Term Loan	26-Aug-20	220,000	220,000	2.32% + 1.65%	3.97%

		$1,120,000	$920,000		2.37%

(a) Interest rate excludes amortization of deferred financing costs and facility fees, see notes below

On October 29, 2014, we amended and restated our bank facility we call the BAML Credit Facility, which has a total of $900 million available and is comprised of a revolver that we can borrow up to $500 million on, which we call the BAML Revolver and a term loan for $400 million that we call the BAML Term Loan. On August 26, 2013, we entered into a term loan we call the BMO Term Loan and borrowed $220 million. Additional information about these loans are in the footnotes to our financial statements. Pricing is based on our credit rating for the BAML Revolver, BAML Term Loan and the BMO Term Loan. Our credit rating as of June 30, 2015 was Baa3 from Moody’s.

•	The BAML Revolver is priced based on our current credit rating at a spread of 1.25%, which was an interest rate of 1.43% as of June 30, 2015. The BAML Revolver is also subject to a facility fee based on our credit rating, which was 25 bps or approximately $1.25 million per year.
•	The BAML Term Loan has LIBOR fixed at 0.75% for five years. At our credit rating the spread for the BAML Term Loan is 1.45%, so our interest rate is 2.20%.
•	The BMO Term Loan has fixed LIBOR at 2.32% for seven years. At our credit rating the spread over LIBOR is 1.65%, so our interest rate is 3.97%.
•	We incurred financing costs to close the BAML Revolver, BAML Term Loan and the credit facilities that preceded them. We also incurred financing costs to close the BMO Term Loan. These costs are deferred and amortized into interest expense during the terms of the loans. The annual run rate for amortization to interest expense from deferred financing costs is approximately $2.1 million.
•	The BAML Revolver can be extended for 1 year at the Company’s option upon payment of fees and includes an accordion feature that allows for up to $250 million of additional borrowing capacity. The BMO Term Loan includes an accordion feature that allows for up to $50 million of additional borrowing capacity. The accordion features are subject to receipt of lender commitments and satisfaction of certain customary conditions.

June 30, 2015	12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-15	30-Jun-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14
Market Data:
Shares Outstanding	100,187	100,187	100,187	100,187	100,187	100,187
Closing market price per share	$12.82	$11.31	$12.60	$12.58	$11.22	$12.27
Market capitalization	$1,284,403	$1,133,120	$1,262,361	$1,260,358	$1,124,103	$1,229,299
Total Debt	860,000	920,000	936,500	916,500	905,000	888,000
Total Market Capitalization	$2,144,403	$2,053,120	$2,198,861	$2,176,858	$2,029,103	$2,117,299

Dividend Data:
Total dividends paid	$19,036	$19,036	$19,036	$19,035	$19,036	$19,036
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	73.1%	70.4%	65.5%	67.9%	67.9%	70.4%

Liquidity:
Cash and cash equivalents	$14,946	$15,841	$20,031	$18,455	$15,930	$7,519
Revolving credit facilities:
Gross potential available under the BAML Credit Facility	900,000	900,000	900,000	900,000	900,000	900,000
Less:
Outstanding balance	(640,000)	(700,000)	(716,500)	(696,500)	(685,000)	(668,000)
Total Liquidity	$274,946	$215,841	$203,531	$221,955	$230,930	$239,519

*See page 9 for a reconciliation of Net Income to FFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.

June 30, 2015	13

Portfolio Overview

	As of the Quarter Ended
	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14
Owned portfolio of commercial real estate:
Number of properties	36	36	38	39	39
Square feet	9,639,740	9,310,131	9,580,057	9,690,361	9,686,215
Leased percentage	90.6%	90.4%	92.8%	93.3%	94.1%

Investments in non-consolidated
commercial real estate:
Number of properties	2	2	2	2	2
Square feet	1,396,071	1,396,071	1,395,780	1,395,500	1,395,500
Leased percentage	69.7%	70.1%	71.3%	71.0%	65.5%

Single Asset REITs (SARs) managed:
Number of properties	7	7	8	9	11
Square feet	1,487,026	1,488,003	1,897,801	2,036,572	2,687,775
Leased percentage	73.5%	73.4%	84.7%	86.6%	89.1%

Total owned (a) , investments and managed properties:
Number of properties	45	45	48	50	52
Square feet	12,522,837	12,194,205	12,873,638	13,122,433	13,769,490
Leased percentage	86.3%	86.0%	89.3%	89.9%	90.2%

June 30, 2015	14

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

East Region

Baltimore
East Baltimore	Baltimore	MD	325,445	81.3%	81.3%	$23.13

Washington, D.C.
Meadow Point	Chantilly	VA	138,537	100.0%	92.6%	$27.29
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$37.76
Loudoun Tech Center	Dulles	VA	136,658	92.0%	92.0%	$18.53

Richmond
Innsbrook	Glen Allen	VA	298,456	99.9%	99.9%	$18.74

Charlotte
Forest Park	Charlotte	NC	62,212	100.0%	100.0%	$13.77

Raleigh-Durham
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$36.18

East Region Total			1,332,308	94.6%	93.8%	$25.59

Midwest Region

Chicago
Northwest Point	Elk Grove Village	IL	176,848	100.0%	100.0%	$23.17
909 Davis Street	Evanston	IL	195,245	100.0%	98.4%	$35.91

Indianapolis
River Crossing	Indianapolis	IN	205,059	90.6%	96.7%	$19.55

St. Louis
Timberlake	Chesterfield	MO	234,023	93.8%	43.7%	$24.03
Timberlake East	Chesterfield	MO	116,197	43.7%	20.9%	$21.03
Lakeside Crossing	Maryland Heights	MO	127,778	100.0%	100.0%	$24.47

Minneapolis
121 South 8th Street	Minneapolis	MN	475,012	90.2%	90.2%	$15.34

Midwest Region Total			1,530,162	90.5%	81.7%	$22.03

June 30, 2015	15

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

South Region

Dallas-Fort Worth
Legacy Tennyson Center	Plano	TX	202,600	100.0%	100.0%	$17.60
One Legacy Circle	Plano	TX	214,110	100.0%	100.0%	$33.33
Addison Circle	Addison	TX	289,974	91.6%	86.2%	$23.77
Collins Crossing	Richardson	TX	300,472	100.0%	99.5%	$24.15
Liberty Plaza	Addison	TX	218,934	84.2%	87.9%	$20.65

Houston
Park Ten	Houston	TX	157,460	63.1%	63.1%	$31.66
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$31.37
Park Ten Phase II	Houston	TX	156,746	100.0%	100.0%	$31.43
Westchase I & II	Houston	TX	629,025	95.9%	96.2%	$33.83

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive	Miami	FL	212,619	100.0%	100.0%	$23.28

Atlanta
One Overton Place	Atlanta	GA	387,267	84.5%	78.1%	$24.82
One Ravinia	Atlanta	GA	386,603	95.2%	95.2%	$22.82
Two Ravinia	Atlanta	GA	442,130	77.5%	75.9%	$24.79
999 Peachtree	Houston	TX	621,946	95.1%	95.7%	$28.90
South Region Total			4,468,285	84.5%	91.4%	$27.08

West Region

Seattle
Federal Way	Federal Way	WA	117,010	58.9%	57.7%	$18.65

San Francisco-San Jose-Oakland
Hillview Center	Milpitas	CA	36,288	100.0%	100.0%	$16.28
Montague Business Center	San Jose	CA	145,951	81.1%	81.1%	$16.37

Denver
380 Interlocken	Broomfield	CO	240,185	97.1%	95.8%	$29.39
1999 Broadway	Denver	CO	676,379	86.2%	86.8%	$32.16
Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$24.48
390 Interlocken	Broomfield	CO	241,516	72.3%	71.3%	$28.40
1001 17th Street	Denver	CO	655,420	86.3%	83.1%	$34.65

West Region Total			2,308,985	85.6%	84.6%	$29.71

Total Owned			9,639,740	90.6%	88.5%	$26.73

(a) Weighted Occupied Percentage for the six months ended June 30, 2015.
(b) Weighted Average GAAP Rent per Occupied Square Foot.

June 30, 2015	16

Managed Portfolio Overview

	MSA / Property Name	City	State	Square Feet

	Southeast Region

	Columbia
	1441 Main Street	Columbia	SC	264,857

	Atlanta
	Satellite Place	Duluth	GA	134,785

	Southeast Region Total			399,642

	Southwest Region

	Houston
	Energy Tower I	Houston	TX	325,797

	Denver
	385 Interlocken	Broomfield	CO	295,891

	Southwest Region Total			621,688

	Midwest Region

	Chicago
(a)	East Wacker	Chicago	IL	861,000

	Indianapolis
	Monument Circle	Indianapolis	IN	213,760

	St. Louis
	Lakeside Crossing II	Maryland Heights	MO	116,000

	Kansas City
(b)	Grand Boulevard	Kansas City	MO	535,071

	Cincinnati
	Centre Pointe V	West Chester	OH	135,936

	Midwest Region Total			1,861,767

	Total Managed			2,883,097

	Total Owned & Managed			12,522,837

(a) FSP has a Preferred Share Interest of 43.7% in the entity that owns this property.

(b) FSP has a Preferred Share Interest of 27.0% in the entity that owns this property.

June 30, 2015	17

Tenants By Industry (By Square Feet)

Oil & Gas 16.53%
Banking 10.10%
Legal Services 8.67%
IT & Computer Services 8.53%
Professional Services 7.10%
Government 5.63%
Communications 4.00%
General Business Services 3.75%
Real Estate 3.59%
Insurance 3.55%
Architecture & Engineering 3.47%
Medical Research 3.07%
Restaurants 3.01%
Medical Professionals & Social Services 2.22%
Other 16.76%

June 30, 2015	18

20 Largest Tenants with Annualized Rent and Remaining Term (Owned Portfolio)

							% of
					% of		Aggregate
			Remaining	Aggregate	Aggregate	Annualized	Leased
	Tenant	Number of	Lease Term	Leased	Leased	Rent	Annualized
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Rent

1	TCF National Bank	2	6	263,111	3.0%	$ 2,997,573	1.3%
2	Quintiles Transnational Corp	1	45	259,531	3.0%	9,067,770	4.0%
3	CITGO Petroleum Corporation	1	80	248,399	2.8%	7,904,056	3.5%
4	Newfield Exploration Company	1	80	234,495	2.7%	8,614,349	3.8%
5	US Government (a)	5	12, 14, 35, 49, 63	223,433	2.6%	7,173,033	3.2%
6	Sutherland Asbill Brennan LLP	1	58	222,422	2.5%	6,823,317	3.0%
7	Burger King Corporation	1	39	212,619	2.4%	5,134,749	2.3%
8	Denbury Onshore, LLC (b)	2	13, 49	202,600	2.3%	3,510,042	1.6%
9	SunTrust Bank (c)	2	16, 75	182,888	2.1%	3,736,826	1.7%
10	Citicorp Credit Services, Inc	1	18	176,848	2.0%	4,612,196	2.1%
11	T-Mobile South, LLC dba T-Mobile	1	44	151,792	1.7%	3,588,363	1.6%
12	Houghton Mifflin Harcourt Publishing Company	1	21	150,050	1.7%	6,243,052	2.8%
13	Petrobras America, Inc.	1	53	144,813	1.7%	5,337,807	2.4%
14	Murphy Exploration & Production Company	1	22	144,677	1.7%	4,718,321	2.1%
15	Argo Data Resource Corporation	1	98	140,246	1.6%	3,718,923	1.7%
16	Monsanto Company	1	55	127,778	1.5%	3,019,394	1.3%
17	Federal National Mortgage Association	1	15	123,144	1.4%	2,695,622	1.2%
18	Vail Corp d/b/a Vail Resorts (d)	2	45, 93	122,232	1.4%	3,471,917	1.5%
19	Kaiser Foundation Health Plan	1	107	120,979	1.4%	3,000,611	1.3%
20	Centene Management Company, LLC (e)	1	96	117,618	1.3%	-	-

			Total	3,569,675	40.9%	$ 95,367,921	42.4%

(a)	Includes 180,444 and 27,398 square feet which expire in 2018 & 2017, respectively.

The remaining 15,591 square feet expire between 2016-2020.

(b)	Includes 102,600 square feet which expire 7/31/16 and 100,000 square feet that expires 7/31/19.
(c)	Includes 55,388 square feet which expires October 31, 2016. The remaining 127,500 square feet expires September 30, 2021.
d)	Includes 38,293 square feet which expires March 31, 2019. The remaining 83,939 square feet expires March 31, 2023.
(e)	The lease was executed June 30, 2015 and rent has not commenced.

June 30, 2015	19

Leasing Activity (Owned Portfolio)

	Six Months	Year	Year
	Ended	Ended	Ended
Leasing Activity	30-Jun-15	31-Dec-14	31-Dec-13
(in Square Feet - SF)
New leasing	218,000	149,000	267,000
Renewals	329,000	635,000	645,000
	547,000	784,000	912,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$26.38	$26.89	$23.33
Weighted average lease term	4.8 Years	6.25 Years	7.2 Years

Increase over average GAAP rents in prior year	12.9%	11.8%	8.0%

Average free rent	3 Months	3 Months	3 Months
Tenant Improvements	$15.97	$16.40	$18.25
Leasing Costs	$5.80	$7.66	$8.48

June 30, 2015	20

Lease Expirations by Square Feet (Owned Portfolio)

Year	Total Square Feet	% of Square Feet

2015	218,762	2.3%
2016	1,084,573	11.3%
2017	1,122,704	11.6%
2018	956,527	9.9%
2019	1,485,457	15.4%
2020	841,461	8.7%
2021	783,618	8.1%
2022	998,198	10.4%
2023	547,766	5.7%
2024	243,343	2.5%
2025	320,666	3.3%
2026	134,218	1.4%
Vacant	902,447	9.4%

Total	9,639,740	100.0%

June 30, 2015	21

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year		Leases		Leases (a)	Leases	Leases	Total

2015	44	(b)	218,762		$ 6,452,857	$ 29.50	2.9%	2.9%
2016	74		1,084,573		22,883,620	21.10	10.2%	13.1%
2017	77		1,122,704		32,850,890	29.26	14.6%	27.7%
2018	70		956,527		30,112,401	31.48	13.4%	41.1%
2019	64		1,485,457		41,151,089	27.70	18.3%	59.4%
2020	55		841,461		21,526,151	25.58	9.6%	69.0%
2021	22		783,673		18,588,678	23.72	8.2%	77.2%
2022	25		998,198		28,239,300	28.29	12.5%	89.7%
2023 and thereafter	35		1,245,938	(c)	23,115,313	18.55	10.3%	100.0%
	466		8,737,293		$ 224,920,300	$ 25.74	100.0%
Vacancies as of 6/30/15			902,447
Total Portfolio Square Footage			9,639,740

(a)	Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at June 30, 2015 mulitplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b)	Includes 17 leases that are month-to-month.

(c)	Includes 62,170 square feet that are non-revenue producing building amenities.

June 30, 2015	22

Capital Expenditures

(in thousands)			Six Months
	For the Three Months Ended		Ended
	31-Mar-15	30-Jun-15	30-Jun-15

Tenant improvements	$2,936	$3,420	$6,356
Deferred leasing costs	830	1,539	2,369
Non-investment capex	643	1,418	2,061
Recurring Capital Expenditures	4,409	6,377	10,786
1st generation leasing	1,934	712	2,646
Investment capex	230	243	473
Total Capital Expenditures	$6,573	$7,332	$13,905

	For the Three Months Ended				Year ended
	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14

Tenant improvements	$1,132	$1,837	$2,612	$4,244	$9,825
Deferred leasing costs	1,080	2,786	577	1,405	5,848
Non-investment capex	364	1,621	700	851	3,536
Recurring Capital Expenditures	2,576	6,244	3,889	6,500	19,209
1st generation leasing	33	9	394	580	1,016
Investment capex	755	580	244	516	2,095
Total Capital Expenditures	$3,364	$6,833	$4,527	$7,596	$22,320

June 30, 2015	23

Transaction Activity

Recent Acquisitions:					Purchase Price
	City	State	Square Feet	Date Acquired	(in thousands)
2015
Two Ravinia	Atlanta	GA	442,130	4/8/15	$ 78,000

2013
1999 Broadway	Denver	CO	673,793	5/22/13	$ 183,000
999 Peachtree	Atlanta	GA	621,946	7/1/13	157,900
1001 17th Street	Denver	CO	655,420	8/28/13	217,000

2012
One Ravinia	Atlanta	GA	386,603	7/31/12	$ 52,750
Westchase	Houston	TX	629,025	11/1/12	154,750

Recent Dispositions:
					Gross Sales	Gains
	City	State	Square Feet	Date Sold	Proceeds	on Sales
2015
Willow Bend	Plano	TX	117,050	2/23/15	$ 20,750	$ 1,462
Eden Bluff	Eden Prairie	MN	153,028	3/31/15	28,000	9,000
Park Seneca	Charlotte	NC	109,699	5/13/15	8,150	948

2014
Centennial	Colorado Springs	CO	110,405	12/3/14	$ 15,500	$ 940

2013
East Renner Road	Richardson	TX	122,300	10/29/13	$ 12,475	$ 2,169

June 30, 2015	24

Loan Portfolio of Secured Real Estate

(dollars in thousands)			Maximum	Amount			Interest
		Maturity	Amount	Drawn at	Interest	Draw	Rate at
Sponsored REIT	Location	Date	of Loan	30-Jun-15	Rate (1)	Fee (2)	30-Jun-15

Secured revolving lines of credit
FSP Satellite Place Corp.	Duluth, GA	31-Mar-17	$ 5,500	$ 5,500	L+4.4%	0.5%	4.58%
FSP 1441 Main Street Corp.	Columbia, SC	31-Mar-16	10,800	9,000	L+4.4%	0.5%	4.58%
FSP Energy Tower I Corp.	Houston, TX	30-Jun-17	20,000	8,600	L+5.0%	0.5%	5.18%

Secured construction loan
FSP 385 Interlocken
Development Corp.	Broomfield, CO	30-Apr-16	42,000	37,541	L+4.4%	n/a	4.58%

Mortgage loan secured by property
FSP Energy Tower I Corp.	Houston, TX	30-Jun-17	33,000	33,000	6.41%	n/a	6.41%

			$ 111,300	$ 93,641

(1) The interest rate is 30-day LIBOR rate plus the additional rate indicated, otherwise a fixed rate.

(2) The draw fee is a percentage of each new advance, and is paid at the time of each new draw.

June 30, 2015	25

Net Asset Value Components

(in thousands except per share data)
As of
30-Jun-15
Total Market Capitalization Values
Shares outstanding	100,187.4
Closing price, December 31st	$ 11.31
Market capitalization	$ 1,133,120
Debt	920,000
Total Market Capitalization	$ 2,053,120

3 Months
Ended
NOI Components	30-Jun-15

Same Store NOI (1)	$ 32,696
Acquisitions (1) (2)	767
Property NOI (1)	33,463
Full quarter adjustment (3)	74
Stabilized portfolio	$ 33,537

Financial Statement Reconciliation:
Rental Revenue	$ 58,802
Rental operating expenses	(14,644)
Real estate taxes and insurance	(9,469)
NOI on assets sold during the quarter	(61)
Taxes (4)	(155)
Management fees & other (5)	(936)
Property NOI (1)	$ 33,537

Assets:
Loans outstanding on secured RE	$ 93,641
Investments in SARs (book basis)	78,164
Straight-line rent receivable	46,168
Asset held for sale	-
Cash and cash equivalents	15,841
Restricted cash	48
Tenant rent receivables	2,886
Prepaid expenses	279
Office computers and furniture	562
Other assets:
Deferred financing costs, net	7,637
Other assets: Derivative Market Value	918
Phoenix Tower Liquidating Trust (6)	4
Other assets	1,176
$ 247,324
-
Liabilities:
Debt	$ 920,000
Accounts payable & accrued expenses	41,526
Tenant security deposits	4,315
Other liabilities: derivative liability	7,632
$ 973,473

Other information:

Leased SF to be FFO producing during 2015 (in 000's)	179

Straight-line rental revenue current quarter	$ 574

Management fee income current quarter	$ 135
Interest income from secured loans	1,277
Management fees and interest income from loans	$ 1,412

FFO from non-consolidated REITs - Q1 2015 (7):
East Wacker	$ 424
Grand Boulevard	177
Total	$ 601

Footnotes to the components

(1)	See pages 11 & 28 for definitions and reconciliations
(2)	Includes NOI from 3 acquisitions 2013
(3)	Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary
(4)	HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI
(5)	Management & other fees are eliminated in consolidation but included on Property NOI
(6)	Expected liquidating distribution from sale of equity interest (Collection within 2 years, subject to some expenses)
(7)	We report FFO from non-consolidated REITs for the previous quarter as their financial statements are not yet complete for the current quarter.

June 30, 2015	26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition in our table and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

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Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as net income plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income (the most directly comparable GAAP financial measure) plus selling, general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in both periods, which we call Same Store. The Comparative Same Store results include properties held for the periods presented and exclude significant nonrecurring income such as bankruptcy settlements and lease termination fees. NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

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Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company defines AFFO as the sum of (1) FFO; (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs; (3) excluding the effect of straight-line rent; (4) plus deferred financing costs, (5) less recurring capital expenditures that are generally for (a) maintenance of properties, which we call non-investment capex or are second generation capital expenditures. Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

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Investor Relations Contact: Georgia Touma (877) 686-9496 InvestorRelations@franklinstreetproperties.com

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com